Enabling Oral Drug Delivery to Improve Patient Compliance May 2020 Corporate Presentation Exhibit 99.1

Forward - Looking Statements This presentation contains forward - looking statements about Lipocine Inc . (the “Company”) . These forward - looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 . These forward - looking statements relate to the Company’s product candidates, FDA review process related to our resubmitted NDA for TLANDO™, the expected timing of Phase 3 trials for TLANDO XR and LPCN 1107 and Phase 2 studies for LPCN 1144 and LPCN 1148 , clinical and regulatory processes and objectives, potential benefits of the Company’s product candidates, intellectual property and related matters, all of which involve known and unknown risks and uncertainties . Actual results may differ materially from the forward - looking statements discussed in this presentation . Accordingly, the Company cautions investors not to place undue reliance on the forward - looking statements contained in, or made in connection with, this presentation . Several factors may affect the initiation and completion of clinical trials and studies, the potential advantages of the Company’s product candidates and the Company’s capital needs . The forward - looking statements contained in this presentation are qualified by the detailed discussion of risks and uncertainties set forth in the Company’s annual report on Form 10 - K and other periodic reports filed by the Company with the Securities and Exchange Commission, all of which can be obtained on the Company’s website at www . lipocine . com or on the SEC website at www . sec . gov . The forward - looking statements contained in this document represent the Company’s estimates and assumptions only as of the date of this presentation and the Company undertakes no duty or obligation to update or revise publicly any forward - looking statements contained in this presentation as a result of new information, future events or changes in the Company’s expectations .

2020 Corporate Presentation I Clinical Stage Biopharmaceutical Company Innovative Product Candidates for Metabolic and Endocrine Disorders PRODUCT (Indication) PRE - CLINICAL PHASE 1 PHASE 2 PHASE 3 NDA Propriety Drug Delivery Platform TLANDO™ (Oral Testosterone for Testosterone Replacement Therapy “TRT”) PDUFA Date August 28, 2020 TLANDO XR (Long Acting Oral Testosterone for Testosterone Replacement Therapy “ TRT” ) Phase 3 Dose Identified LPCN 1144 (Oral Testosterone for Pre - Cirrhotic NASH ) LiFT Phase 2 Clinical Study Ongoing LPCN 1148 (Oral Testosterone for Cirrhosis) Next Step: POC Phase 2 Clinical Study LPCN 1107 (Oral HPC for Prevention of PTB) Phase 3 Dose Identified 3

TLANDO™ Fixed Dose Oral TRT

2020 Corporate Presentation I Hypogonadism Affects Up to 20M Men 1, 2 5 TLANDO Franchise has the Potential to Drive Market Expansionreated 1,2 1. US Census data. http:// www.infoplease.com /us/census/data/ demographic.html . 2. Mulligan T, et al. Int J Clin Pract . 2006 Jul;60(7):762 - 9. 3. Araujo, et al. J Clin Endo Metabol 2007. 92(11):4241 - 7. 4. Symphony Healthcare 2014 for FDA Advisory Meeting. 5. IMS Health Sept 2015. Undiagnosed Hypogonadism 70% Diagnosed Untreated 19% 67% 33% Treated 11% Treatment - naïve 5 Treatment - experienced Hypogonadism Under Treatment in US Close to 6M men with diagnosed hypogonadism 3 2M men being treated 4

2020 Corporate Presentation I 350 375 400 425 450 475 500 525 550 575 600 625 650 675 Oct 14 Nov 14 Dec 14 Jan 15 Feb 15 Mar 15 Apr 15 May 15 Jun 15 Jul 15 Aug 15 Sep 15 Oct 15 Nov 15 Dec 15 Jan 16 Feb 16 Mar 16 Apr 16 May 16 Jun 16 Jul 16 Aug 16 Sep 16 Oct 16 Nov 16 Dec 16 Jan 17 Feb 17 Mar 17 Apr 17 May 17 Jun 17 Jul 17 Aug 17 Sept 17 Oct 17 Nov 17 Dec 17 Jan 18 Feb 18 Mar 18 Apr 18 May 18 Jun 18 Jul 18 Aug 18 Sep 18 Oct 18 Nov 18 Dec 18 Jan 19 Feb 19 Mar 19 Apr 19 May 19 Jun 19 Jul 19 Aug 19 Sep 19 Oct 19 Nov 19 Dec 19 Jan 20 Monthly TRx (000s) Monthly TRT TRx Trend 6 TRT Market is Growing Without Oral Option Source: IMS database TRx = Total prescriptions 2019 Annual TRx of 7.3 million 2014 2015 2016 2017 2018 2019 6% 5%

2020 Corporate Presentation I Issues with Current Non - Oral TRT Options • Black Box Warning – Secondary exposure to testosterone – Pulmonary oil micro embolism (POME) and anaphylaxis shock • Inconvenient application or painful injection • Poor persistence reflects need for oral – Average days on therapy is 100 days • More than 50% of patients need dosage adjustment – Burdensome for patients due to multiple doctor visits Potential Barrier To Newly Diagnosed and Existing Patients 7

2020 Corporate Presentation I 0 X 37% 1 X 26% 2 X 20% 3 X 12% >3 X 5% TLANDO Has Potential to Improve Persistence Titration Requirements of Current TRTs CONFIDENTIAL Number of Current TRT Dose Adjustments by Form* 0 X 47% 1 X 33% 2 X 15% 3 X 2% >3 X 3% Gel (n=200) Injectable (n=137) * Current TRT n=412 Q16. Since you started using your current testosterone medication, how many times was the dose adjusted up or down until you reached your current dose level? 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 0 30 60 90 120 150 180 210 240 270 300 330 360 % Patients Remaining on Therapy Days to Discontinuation New Patients Experienced Patients Cohort Period: February 2016 – January 2017 Analysis Period: 12 Months Look Back: 6 months for new patients % Persistent Patients Patient Group Day 30 Day 180 Day 360 New 50.8% 18.0% 9.2% Experienced 73% 36.7% 21.9% 8 Source: Adheris Health 2017

2020 Corporate Presentation I TLANDO ™ Attributes Fixed Dose Oral TRT Option Convenient Oral Route • Patient and Physician preferred Easy to Prescribe Fixed Dosing Regimen • No additional dose adjustment visits • Less prone to drop out after first Rx • The “right” dose from the start of therapy with TLANDO™ • Not prone to titration decision errors Differentiated Hypertension (“HTN”) and Hematocrit Profile • ~ 1% new anti - HTN starts or increase in anti - HTN dose • Low incidence of hematocrit increase (erythrocytosis) Consistent Inter - Day Restoration of T Levels Demonstrated Paradigm Shifting Liver Benefits 9

2020 Corporate Presentation I TLANDO Regulatory Update Near Term PDUFA Date CRL received November 9, 2019 One deficiency: Did not meet the three secondary endpoints for maximal testosterone concentrations ( Cmax ) Post Action Meeting January 16, 2020 NDA Filed February 28, 2020 PDUFA Date August 28, 2020 The FDA indicated approach to addressing the deficiency through reanalysis in accordance with FDA feedback appears to be a reasonable path forward The NDA incorporates the reanalysis of existing data to address the deficiency discussed in the Post Action Meeting with the FDA 10

LPCN 1144 for Pre - Cirrhotic NASH

2020 Corporate Presentation I LPCN 1144: Rationale to Target Pre - Cirrhotic NASH 12 Currently No Approved Treatment 1. Estes et al., Hepatol 2018. 2. Williams et al., Gastroenterology 2011. *2015 data ~6.9 M Male NASH F2 - F3 in 2030 1,2 17 M NASH Patients 1 11 M NASH Patients 1,2 3.5 M Male NASH with F2 - F3 1,2 Multi - billion $ Opportunity*

2020 Corporate Presentation I LPCN 1144: Oral Testosterone Therapy Differentiated NASH Treatment Candidate Targets Unmet Need NASH resolution and/or fibrosis improvement Acceptable tolerability for chronic use Improvement of sarcopenia Improvement of sexual dysfunction Improvement of mental health Potential Mode of Action Anti - steatosis Anti - inflammatory Anti - oxidative Cell regenerative Clinical Experience Meaningfully reduced liver fat in POC study Well tolerated in 700+ subjects with up to 52 - week exposure Improved sexual and mood dysfunction 13

2020 Corporate Presentation I Association Between Testosterone and Liver Disease 14 Clinical Evidence 1. Sarkar et al., Gastroenterology 156(6):S - 1258 & Poster Sa1623, Digestive Disease Week 2019 2. Sumida et al., Gastroenterol Hepatol 2015; 3. Sinclair et al., Liver Trans 2016; 4. Sinclair M. et al., J. of Gastro and Hepatology, 2015 “Low T reported in up to 90% of NASH cirrhosis patients 3 and is a predictor of mortality.” 4 Free T (ng/dL) Free T (ng/dL) Fibrosis NASH Cirrhosis NASH • ~75% of biopsy - confirmed NASH male patients have testosterone < 372 ng/dL 1 • Levels of free T decreased significantly with the increased incidence of fibrosis 2

2020 Corporate Presentation I LPCN 1144 Proposed Mechanism 15 Across the Full Spectrum of NASH Pathogenesis 1. Bianchi VE, J Endoc Soc 2019; 2. Vignozzi et al., unpublished clinical data 2018; 3. Vic et al., Hepatol 1982; 4. Lucía Cordero - Espinoza and Meritxell Huch , J Clin Invest 2018 Healthy Liver NASH Fibrosis Removal of Pro - fibrotic inputs 4 Oxidative Stress Comorbidities Obesity Insulin Resistance Dyslipidemia Metabolic Syndrome Hypogonadism (Low T) Anti - steatosis Anti - inflammatory 1 Anti - oxidant 2 Regeneration Booster3 Inflammation Steatosis LPCN 1144

2020 Corporate Presentation I LPCN 1144: Liver Fat Imaging Study (“LFS”) Study Design and Baseline Liver Fat Subject Distribution LFS was an open - label, multi - center single - arm 16 - week study (N=36) with 225 mg BID LPCN 1144 in hypogonadal males LF ≥ 10% N = 8 LF ≥ 8% N = 10 LF ≥ 5% N = 21 Evaluated N = 34 20.5 ± 7.0 18.3 ± 7.7 21.1 ± 8.0 Mean LF % BL 16 Screening Interim Results - 4 Wk 0 Wk 8 Wk 16 Wk MRI - PDFF BL MRI - PDFF ∆ Interim MRI - PDFF ∆ End of Study LF = liver fat BL = baseline

2020 Corporate Presentation I LPCN 1144: Liver Fat Reduction Meaningful Relative Liver Fat % Change and Responder Rate - 42% - 40% -60% -50% -40% -30% -20% -10% 0% Mean BL LF = 18.3% Mean BL LF = 20.5% BL ≥ 8% BL ≥ 10% Relative % Change of Liver Fat % (n=10) (n=8) 80% 75% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Mean BL LF = 18.3% Mean BL LF = 20.5% BL ≥ 8% BL ≥ 10% % of Responders Mean Relative Liver Fat % Change Responders with 30% change for Liver Fat (n=10) (n=8) 17 LF = liver fat BL = baseline

2020 Corporate Presentation I - 11.1 - 4.2 - 4.5 - 6.5 -16.0 -14.0 -12.0 -10.0 -8.0 -6.0 -4.0 -2.0 0.0 2.0 Mean Change from Baseline LPCN 1144: Reduction of Liver Injury Markers In Patients with Elevated ALT at Baseline Liver enzymes mean change from baseline to end of study (1 - Yr), NCT02081300 x2 x5 Subjects (n=42), Baseline ALT > 40 U/L* 18 Baseline (U/L) ALT 53.6 AST 32.0 AST 74.0 GGT 53.6 Alanine amino transferase (ALT), Aspartate amino transferase (AST), Alkaline phosphatase (ALP), Gamma - glutamyl transpeptidase (GGT) * Sanyal et al, Hepatol , 2015

LPCN 1144: *LiFT* Study* Ongoing

Liver Fat Intervention with Oral Testosterone Study

Phase 2 paired-biopsy clinical study in NASH subjects (NCT04134091)

Study Design

- Three-arm (1:1:1 randomization, two treatments and placebo), multi-center, double-blind
- 225mg twice daily (450mg Daily)
- 20-25 biopsy confirmed NASH male subjects per arm with NAS ≥ 4, F1-F3
- Treatment duration of 36 weeks

Primary Endpoint

- Change in hepatic fat fraction via MRI-PDFF measure

Secondary Endpoints

- Change in NASH activity and fibrosis via liver biopsy scoring
- Change in liver enzymes, anthropometric measure, lipids, insulin resistance, inflammatory/fibrosis markers, and labs
- Change in quality-of-life degree (SF-36 and PDQ), weight, BMI, waist circumference, waist to hip ratio, and PAQ activity


SCREENING
MRI-PDFF Biopsy
TREATMENT: 36 WEEKS
12 Weeks
Dose Start
Topline MRI-PDFF Results 4Q 2020
Topline Biopsy Results 2Q 2021

LIPOCINE ENHANCING HEALTH

* Website: www.lift-study.com

2020 Corporate Presentation | 19

LPCN 1148 for Liver Cirrhosis

2020 Corporate Presentation I Common Causes 3 Alcoholic liver disease Nonalcoholic Fatty Liver Disease (NAFLD) Chronic hepatitis B Chronic hepatitis C Cryptogenic LPCN 1148: Oral T for Cirrhosis 21 1. Sinclair et al., Liver Transplantation, 2016; 2. Sinclair et al., J Gastroenterol Hepatol . 2016; 3.. Paternostro et al, Hepatol Res 2019 MELD Score: Model For End - Stage Liver Disease Score; Child - Pugh Score for Cirrhosis Mortality Liver Cirrhosis in US Liver with Cirrhosis Healthy Live Over 600K patients with liver cirrhosis 1 45K deaths in 2017 2 Background: Prevalence and Common Causes

Reduced Testosterone* – Cirrhosis Association

Progressive Drop in T Level with Increasing Disease Severity[1]

Increased risk of major infections, death and/or transplantation rates[1]

Worsening of sarcopenia[3]

Increased risk of for hepatic decompensation[3]

Severity of portal hypertension and ascites[3]

LIPOCINE
ENHANCING HEALTH

1. Sinclair et al., Liver Transplantation, 2016; 2. Sinclair et al., J Gastroenterol Hepatol. 2016; 3. Paternostro et al, Hepatol Res 2019
MELD Score: Model For End-Stage Liver Disease Score; Child-Pugh Score for Cirrhosis Mortality. *Most cirrhotic male patients have low T2

2020 Corporate Presentation | 22

Potential Key Effects of LPCN 1148 in Cirrhotic Patients

Broad Potential Impact

Anabolic	Increase muscle mass and strength Reduce fat mass	Increase bone density Inhibit myostatin	Improve nutritional status*
Androgenic	Induce hematopoiesis Improve sexual dysfunction		
Anti-Inflammatory	Reduce IL-1, IL-6, and TNF-α		
Improve immuno-dysregulation	Lower infection rate		
SHBG lowering	Increase free T		

References: Trivedi and Tapper, Gastroenterol Rep (Oxf), 2018; Berzigotti et al., Hepatology, 2017; Chen and Dunn, Clin Liver Dis (Hoboken), 2018; Sinclair et.al, Liver international, 2016; Neff et al., Digestive Diseases and Sciences, 2004; Pullyel et al., Australian and New Zealand Journal of Medicine, 1977; Brown et al., Cleve Clin Q, 1960; Girolami M, Am Geriatr Soc, 1958; Neff et al., Transplant Proc, 2004; Wells R., The Lancet, 1960; Yurci et al., Clinics and Research in Hepatology and Gastroenterology, 2011; Muting D., Verh Dtsch Ges Inn Med, 1969; Gluud C., Liver, 1984.

*individual's health condition as it is influenced by the intake and utilization of nutrients

LIPOCINE ENHANCING HEALTH

2020 Corporate Presentation | 23

2020 Corporate Presentation I Upcoming Milestones Near Term Value Drivers Event Expected Timing TLANDO™ PDUFA Date August 28, 2020 LPCN 1144 LiFT Primary Endpoint Results 4Q 2020 24

2020 Corporate Presentation I Key Financial Metrics 25 Stock Price, Market Cap, Cash Balance * $5M restricted and becomes unrestricted upon TLANDO approval Ticker Symbol LPCN (Nasdaq Capital Market) Closing Stock Price (5/8/20) $0.66/share Market Capitalization (5/8/20) $31.8 million Cash Balance (3/31/20) $20.6 million* Bank Debt (3/31/20) $6.4 million

2020 Corporate Presentation I Lipocine Investment Highlights Near Term TLANDO PDUFA with a Promising Pipeline Potential to be a TRT Market Leader TLANDO™: Differentiated product profile with potential for market expansion TLANDO XR: Unique long acting oral with potential to maintain leadership • ~$2B+ opportunity in an established and growing market with favorable market dynamics Oral Testosterone Targeted for Pre - Cirrhotic NASH/Cirrhosis LPCN 1144: A differentiated modality with potential for mono/combo pre - cirrhotic NASH therapy LPCN 1148: Targeting cirrhosis Orphan Designated Oral Candidate for the Prevention of Preterm Birth 26